1 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Financial Statements (Unaudited) November 2, 2024 and October 28, 2023

NARRATIVE REPORT & FINANCIALS (follows this page)

Penney Intermediate Holdings LLC Narrative Report The following discussion, which presents results for the third quarter, should be read in conjunction with the accompanying Consolidated Financial Statements. Unless otherwise indicated, all references in Narrative are as of the date presented and the Company does not undertake any obligation to update these numbers, or to revise or update any statement being made related thereto. Third Quarter Update Throughout the third quarter of Fiscal 2024, JCPenney continued to serve families across America as they went back to school and began preparations for the holiday season. The Company showed improvements in traffic trends in the back-to-school selling period. New customer acquisition and traffic trend gains created additional momentum in September with the launch of the “Really Big Deal” promotions on Thursday Night Football. Leveraging celebrity partnerships with Shaquille O’Neal, Gabrielle Union, Walker Hays, Martha Stewart and Jenny Martinez, the “Really Big Deal” offers exceeded the Company’s expectations for top line sales impact. Additionally, the program is expected to yield more than 2 million new customers, higher shopping trip frequency and significant increases in brand awareness as measured by social media impressions and engagement. In the quarter, the Company’s Rewards program signups increased by nearly 25% year-over-year with customers earning and redeeming rewards at much faster rates. Store Net Promoter Scores demonstrated customers’ positive sentiment during the period with the Company earning NPS scores that once again reflect improvement over the same period last year. In keeping with typical peak season trends, the Company made strategic investments in inventory to support the back-to-school and holiday selling season. The Kids and Home divisions were both strong performers during the back-to-school period. The company improved in-stock rates and merchandise assortments that included a greater offering of national brands supported by enhanced value messaging. An initiative focused on increasing sales with the Company’s target customers resulted in outperformance in core markets due to assortment expansion and improved size offerings. Private label brands were critical to Company success driven by the quarter’s strongest performing brands, Liz Claiborne and Stafford, both of which grew both sales and margin over last year. In national brands, better than expected performance came from partner brands like Adidas, Carter’s, Haggar, Levi’s and Van Heusen. Overall, the Company’s gross profit rates improved slightly to 38.7% when compared to 38.5% last year. As expected, with additional investments in assortment and improved basic in-stocks, total inventory was flat to last year. Selling, general, and administrative costs decreased when compared to last year primarily due to targeted cost savings in store-related expenses, marketing expenses, and administrative costs as well as reductions in eCommerce expenses. Credit income saw meaningful improvement during the period primarily due to gains recorded with the extension of its private label credit card partnership agreement with Synchrony. The Company reported EBITDA of $50 million reflecting the improvement in credit income and ongoing cost saving efforts offset by the impact of the sales declines. During the quarter, the Company made capital investments totaling $51 million to fund projects designed to improve operations and the customer experience. After making the additional investments in inventory and capital projects, the Company ended the period with approximately $1.4B in liquidity. The balance on the Company’s ABL reported at the end of the period was used to temporarily fund the additional investments in seasonal inventory. As of the issuance of these financial statements, the Company’s ABL was fully repaid.

3 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Comprehensive Income (Unaudited) (In millions) Three Months Ended November 2, 2024 Three Months Ended October 28, 2023 Total net sales $ 1,410 $ 1,533 Credit income 93 70 Total revenues 1,503 1,603 Costs and expenses/(income): Cost of goods sold (exclusive of depreciation and amortization shown separately below) 865 943 Selling, general and administrative 601 626 Depreciation and amortization 47 43 Real estate and other, net (17) — Restructuring, impairment, store closing and other costs 5 1 Total costs and expenses 1,501 1,613 Operating income (loss) 2 (10) Net interest expense 17 18 Loss before income taxes (15) (28) Income tax expense 2 2 Net loss $ (17) $ (30) Other comprehensive income (loss): Currency translation adjustment — — Comprehensive loss $ (17) $ (30) See accompanying Notes to Consolidated Financial Statements (Unaudited).

4 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Comprehensive Income (Continued) (Unaudited) (In millions) Nine Months Ended November 2, 2024 Nine Months Ended October 28, 2023 Total net sales $ 4,245 $ 4,632 Credit income 210 214 Total revenues 4,455 4,846 Costs and expenses/(income): Cost of goods sold (exclusive of depreciation and amortization shown separately below) 2,586 2,841 Selling, general and administrative 1,803 1,824 Depreciation and amortization 132 121 Real estate and other, net (17) (1) Restructuring, impairment, store closing and other costs 8 15 Total costs and expenses 4,512 4,800 Operating income (loss) (57) 46 Net interest expense 52 52 Loss before income taxes (109) (6) Income tax expense 4 5 Net loss $ (113) $ (11) Other comprehensive income (loss): Currency translation adjustment (1) (1) Comprehensive loss $ (114) $ (12) See accompanying Notes to Consolidated Financial Statements (Unaudited).

5 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Balance Sheets (Unaudited) (In millions) November 2, 2024 October 28, 2023 Assets Current assets: Cash and cash equivalents $ 118 $ 106 Merchandise inventory 2,097 2,111 Prepaid expenses and other assets 241 194 Total current assets 2,456 2,411 Property and equipment, net 1,079 1,035 Operating lease assets 1,681 1,688 Financing lease assets 85 87 Other assets 322 258 Total assets $ 5,623 $ 5,479 Liabilities and member’s equity Current liabilities: Merchandise accounts payable $ 647 $ 501 Other accounts payable and accrued expenses 468 528 Revolving credit facility borrowings 250 102 Current operating lease liabilities 81 71 Current financing lease liabilities 3 3 Current portion of long-term debt, net 9 11 Total current liabilities 1,458 1,216 Noncurrent operating lease liabilities 1,860 1,871 Noncurrent financing lease liabilities 92 96 Long-term debt 471 478 Other liabilities 92 97 Total liabilities 3,973 3,758 Member’s equity Member’s contributions 300 300 Profits interest plan 7 5 Accumulated other comprehensive loss (6) (5) Reinvested earnings 1,349 1,421 Total member’s equity 1,650 1,721 Total liabilities and member’s equity $ 5,623 $ 5,479 See accompanying Notes to Consolidated Financial Statements (Unaudited).

PENNEY INTERMEDIATE HOLDINGS LLC
Consolidated Statements of Member's Equity
(Unaudited)

	Nine Months Ended October 28, 2023				
(In millions)	**Member's Contributions/ (Distributions)**	**Profits Interest Plan Grants/ (Distributions)**	**Accumulated Other Comprehensive Income/ (Loss)**	**Reinvested Earnings**	**Total Member's Equity**
January 28, 2023	**$ 300**	**$ 3**	**$ (4)**	**$ 1,440**	**$ 1,739**
Member tax distributions	—	—	—	(8)	(8)
Net loss	—	—	—	(11)	(11)
Currency translation adjustment	—	—	(1)	—	(1)
Profits interest plan grants	—	2	—	—	2
October 28, 2023	**$ 300**	**$ 5**	**$ (5)**	**$ 1,421**	**$ 1,721**

	Nine Months Ended November 2, 2024				
(In millions)	**Member's Contributions/ (Distributions)**	**Profits Interest Plan Grants/ (Distributions)**	**Accumulated Other Comprehensive Income/ (Loss)**	**Reinvested Earnings**	**Total Member's Equity**
February 3, 2024	**$ 300**	**$ 6**	**$ (5)**	**$ 1,462**	**$ 1,763**
Member tax distributions	—	—	—	—	—
Net loss	—	—	—	(113)	(113)
Currency translation adjustment	—	—	(1)	—	(1)
Profits interest plan grants	—	1	—	—	1
November 2, 2024	**$ 300**	**$ 7**	**$ (6)**	**$ 1,349**	**$ 1,650**

See accompanying Notes to Consolidated Financial Statements (Unaudited).

6

7 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Cash Flows (Unaudited) Year-to-Date Year-to-Date (In millions) November 2, 2024 October 28, 2023 Cash flows from operating activities: Net loss $ (113) $ (11) Adjustments to reconcile net income (loss) to net cash provided (used) by operating activities: Gain on asset disposition (17) (1) Restructuring, impairment, store closing and other costs, non-cash (2) 4 Gain on insurance proceeds received for damage to property and equipment (1) — Depreciation and amortization 132 121 Change in cash from operating assets and liabilities: Merchandise inventory (505) (271) Prepaid expenses and other assets (157) 15 Merchandise accounts payable 264 237 Other accounts payable, accrued expenses and other liabilities 50 6 Net cash provided (used) by operating activities (349) 100 Cash flows from investing activities: Capital expenditures (162) (232) Proceeds from sale of real estate assets 19 2 Insurance proceeds received for damage to property and equipment 1 — Net cash used by investing activities (142) (230) Cash flows from financing activities: Payments of long-term debt (6) (6) Proceeds from borrowings under revolving credit facility 326 118 Payments of borrowings under revolving credit facility (76) (16) Member tax distributions — (8) Repayments of principal portion of finance leases (3) (3) Net cash provided by financing activities 241 85 Net decrease in cash and cash equivalents (250) (45) Cash and cash equivalents at beginning of period 368 151 Cash and cash equivalents at end of period $ 118 $ 106 See accompanying Notes to Consolidated Financial Statements (Unaudited).

8 PENNEY INTERMEDIATE HOLDINGS LLC Notes to Consolidated Financial Statements (Unaudited) 1. Basis of Presentation and Consolidation These Consolidated Financial Statements (Unaudited) have been prepared in accordance with generally accepted accounting principles in the United States. The accompanying Consolidated Financial Statements (Unaudited), in the Company's opinion, include all material adjustments necessary for a fair presentation and should be read in conjunction with the Audited Consolidated Financial Statements and notes thereto for the fiscal year ended February 3, 2024. The same accounting policies are followed to prepare quarterly financial statements as are followed in preparing annual financial statements. A description of such significant accounting policies is included in the notes to the Audited Consolidated Financial Statements. The Consolidated Financial Statements (Unaudited) present the results of the Company and its subsidiaries. All significant inter-company transactions and balances have been eliminated in consolidation. Certain amounts may have been reclassified to conform with current year presentation, if necessary. The company is currently impacted by uncertain economic conditions. Because of these uncertain economic conditions and the seasonal nature of the retail business, operating results for interim periods are not necessarily indicative of the results that may be expected for the full year. Fiscal Year The Company’s fiscal year consists of the 52-week period ending on the Saturday closest to January 31. Every sixth year, the Company's fiscal year consists of 53 weeks ending on the Saturday closest to January 31. As used herein, “three months ended November 2, 2024” refers to the 13- week period ended November 2, 2024, and “three months ended October 28, 2023” refers to the 13-week period ended October 28, 2023. Fiscal 2024 and 2023 consist of the 52-week period ending February 1, 2025 and the 53-week period ending February 3, 2024, respectively. 2. Long-Term Debt (In millions) November 2, 2024 October 28, 2023 Issue: ABL Term Loan 323 334 ABL FILO Loan 160 160 Total debt 483 494 Unamortized debt issuance costs (3) (5) Less: current maturities (9) (11) Total long-term debt $ 471 $ 478 3. Revolving Credit Facility The Company is subject to a borrowing base under the $1.75 billion senior secured asset-based revolving credit facility (“Revolving Credit Facility”). As of November 2, 2024, the Company had $1.70 billion available for borrowing with $0.25 billion outstanding and $0.16 billion reserved for outstanding standby letters of credit. After taking into account minimum availability requirements, the Company had $1.10 billion available for future borrowings. Subsequent to November 2, 2024, the $0.25 billion borrowed under the revolving credit facility was repaid in full and there were no borrowings outstanding when the financial statements were issued.

9 4. Litigation and Other Contingencies The Company is subject to various legal and governmental proceedings involving routine litigation incidental to its business. While no assurance can be given as to the ultimate outcome of these matters, the Company currently believes that the final resolution of these actions, individually or in the aggregate, will not have a material adverse effect on results of operations, financial position, liquidity or capital resources. 5. Subsequent Events The Company has evaluated subsequent events from the balance sheet date through December 13, 2024, the date at which the financial statements were available to be issued.

STATEMENT OF CONSOLIDATED ADJUSTED EBITDA (follows this page)

PENNEY INTERMEDIATE HOLDINGS LLC Statement of Consolidated Adjusted EBITDA For the Nine Months Ended November 2, 2024 (In millions) Net loss $ (113) Plus: Net interest expense 52 Income tax expense 4 Depreciation and amortization 132 Restructuring, impairment, store closing and other costs 8 Minus: Real estate and other, net (17) Consolidated adjusted EBITDA $ 66 Prepared in accordance with the definition of Consolidated Adjusted EBITDA per Section 1.1 of the Credit and Guaranty Agreement dated December 7, 2020.

STORE REPORTING PACKAGE (follows this page)

Quarterly Reporting Package 11/30/2024 Property Ownership # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent Fee 102 13,341,313 $15 $18,979,131 $25,171,412 ($6,192,281) 0.8 Ground Lease 21 2,964,686 $20 $6,727,010 $7,116,485 ($389,475) 0.9 Total 123 16,305,999 $16 $25,706,140 $32,287,896 ($6,581,756) 0.8 Rent Tier (B) # of Properties Square Feet 1 > $ 2.3 31 3,927,404 2 > $ 1.9 31 4,090,245 3 > $ 1.7 30 4,035,758 4 < $ 1.7 31 4,252,592 Total 123 16,305,999 (A) Reflects financial activity from August 4, 2024 through November 2, 2024 (Fiscal Q3 2024) (B) Rent tier determined based on book Occupancy Expense per square foot Rent : includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes EBITDA : Tenant's Unallocated Store Contribution Profit, uses book rent EBITDAR : excludes Occupancy included in calculation of EBITDA Fiscal Quarter Ended November 2, 2024(A) Fiscal Quarter Ended November 2, 2024(A) Page 1

Quarterly Reporting Package 11/30/2024 Tenant's Sales per Square Foot Tier # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > $18.9 31 3,632,263 $25 13.4% 1.2 > $15.9 31 3,941,199 $17 10.9% 0.9 > $12.7 30 4,088,313 $14 8.0% 0.6 < $12.7 31 4,644,224 $10 2.8% 0.2 Total 123 16,305,999 $16 $25,706,140 9.7% (6,581,756) 0.8 EBITDAR / Rent Tier(B) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent >{1.0}x 46 5,252,180 $20 15.3% 1.4 <= {1.0}x 77 11,053,819 $15 6.1% 0.5 Total 123 16,305,999 $16 $25,706,140 9.7% (6,581,756) 0.8 (A) Reflects financial activity from August 4, 2024 through November 2, 2024 (Fiscal Q3 2024) (B) Stratifications consolidated due to insufficient store count Fiscal Quarter Ended November 2, 2024(A) Fiscal Quarter EndedNovember 2, 2024(A) Page 2

Quarterly Reporting Package 11/30/2024 Property Ownership # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent Fee 102 13,341,313 $72 $126,655,072 $100,006,349 $26,648,723 1.3 Ground Lease 21 2,964,686 $93 $41,279,961 $28,650,119 $12,629,841 1.4 Total 123 16,305,999 $76 $167,935,033 $128,656,468 $39,278,565 1.3 Rent Tier (A) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent 1 > $ 9.3 31 4,032,698 $107 $68,307,005 $46,442,523 1.5 2 > $ 7.4 31 4,171,477 $75 $45,072,435 $34,394,136 1.3 3 > $ 6.7 30 3,849,232 $73 $37,407,706 $27,092,986 1.4 4 < $ 6.7 31 4,252,592 $49 $17,147,886 $20,726,823 0.8 Total 123 16,305,999 $76 $167,935,033 $128,656,468 $39,278,565 1.3 (A) Rent tier determined based on book Occupancy Expense per square foot (B) Reflects financial activity from Ocotober 29, 2023 through November 2, 2024 (TTM October 2024) Rent : includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes EBITDA : Tenant's Unallocated Store Contribution Profit, uses book rent EBITDAR : excludes Occupancy included in calculation of EBITDA Trailing 12 Months(B) Trailing 12 Months(B) Page 3

Quarterly Reporting Package 11/30/2024 Tenant's Sales per Square Foot Tier # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > $90.6 31 3,655,269 $119 17.0% 1.8 > $72.9 31 4,011,753 $81 14.5% 1.4 > $58 30 4,038,847 $65 12.1% 1.1 < $58 31 4,600,130 $46 7.2% 0.6 Total 123 16,305,999 $76 $167,935,033 13.6% $39,278,565 1.3 EBITDAR / Rent Tier(B) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > {1.0}x 80 9,736,996 $88 16.1% 1.7 <= {1.0}x 43 6,569,003 $57 8.0% 0.6 Total 123 16,305,999 $76 $167,935,033 13.6% $39,278,565 1.3 (B) Reflects financial activity from October 29, 2023 through November 2, 2024 (TTM October 2024) (B) Stratifications consolidated due to insufficient store count Trailing 12 Months(A) Trailing 12 Months(A) Page 4

Quarterly Reporting Package Master Lease Guarantor Operating Performance Fiscal Quarter Ended November 2, 2024(A) Trailing 12 Months as of November 2, 2024(C) -5.4% -5.5% Yes N/A $1,537 N/A Fiscal Quarter Ended November 2, 2024(A) Trailing 12 Months as of November 2, 2024(C) 203 203 455 455 80.1 80.1 (A) Reflects financial activity from August 4, 2024 through November 2, 2024 (Fiscal Q3 2024) (B) Per Consolidated Financial Statements of Penney Intermediate Holdings LLC as of November 2, 2024 (C) Reflects financial activity from October 29, 2023 through November 2, 2024 (TTM October 2024) End of period number of stores - space leased Gross square footage of stores (in millions) Key Financial and Performance Metrics Comparable store sales percent increase/(decrease) for Master Lease Properties(B) Liquid assets covenant compliance (as defined in the Master Leases) Tangible net worth (as defined in the Master Leases - in millions)( B) Key Portfolio Metrics End of period number of stores - fee owned and ground leased Page 5